SCHEDULE 14A
                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No. __)


Filed  by  the  Registrant                         [ ]

Filed  by  a  Party  other  than  the  Registrant  [x]

Check  the  appropriate  box:

[ ]   Preliminary  Proxy  Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive  Proxy  Statement
[ ]   Definitive  Additional  Materials
[X]   Soliciting  Material  Pursuant  to   240.14a-12

                          Mentor Graphics Corporation
                (Name of Registrant as Specified In Its Charter)

                               Icahn Partners LP
                         Icahn Partners Master Fund LP
                        Icahn Partners Master Fund II LP
                       Icahn Partners Master Fund III LP
                         High River Limited Partnership
                             Hopper Investments LLC
                                 Barberry Corp.
                                Icahn Onshore LP
                               Icahn Offshore LP
                               Icahn Capital L.P.
                                   IPH GP LLC
                        Icahn Enterprises Holdings L.P.
                          Icahn Enterprises G.P. Inc.
                                 Beckton Corp.
                                 Carl C. Icahn
                                  Brett Icahn
                                David Schechter
                                  Gary Meyers
                               Jose Maria Alapont
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and  0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:


[ ]  Fee  paid  previously  with  preliminary  materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     2) Form, Schedule or Registration Statement No.:

     3) Filing Party:

     4) Date Filed:

On March 29, 2011, Carl C. Icahn and affiliated entities filed an amendment to their Schedule 13D relating to Mentor Graphics Corporation, a copy of which is filed herewith as Exhibit 1.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN AND HIS AFFILIATES FROM THE STOCKHOLDERS OF MENTOR GRAPHICS CORPORATION FOR USE AT ITS 2011 ANNUAL MEETING WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF MENTOR GRAPHICS CORPORATION AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN THE PRELIMINARY PROXY STATEMENT ON SCHEDULE 14A FILED BY CARL C. ICAHN AND HIS AFFILIATES WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 17, 2011.

                                                                       EXHIBIT 1


                        Amendment No. 13 to Schedule 13D

                                 [see attached]

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 13D

                   Under the Securities Exchange Act of 1934
                              (Amendment No. 13)*

                          Mentor Graphics Corporation
                                (Name of Issuer)

                        Common Stock, without par value
                         (Title of Class of Securities)

                                   587200106
                                 (CUSIP Number)

                                  Marc Weitzen
                                Icahn Capital LP
                          767 Fifth Avenue, 47th Floor
                            New York, New York 10153
                                 (212) 702-4300
                 (Name, Address and Telephone Number of Person
               Authorized to Receive Notices and Communications)

                                 March 29, 2011
            (Date of Event which Requires Filing of this Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition that is the subject of this Schedule 13D, and is filing this schedule because of Section 240.13d-1(e), 240.13d-1(f) or 240.13d-1(g), check the following box / /.

NOTE: Schedules filed in paper format shall include a signed original and five copies of the schedule, including all exhibits. See Rule 13d-7 for other parties to whom copies are to be sent.

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

                                  SCHEDULE 13D

Item 1. Security and Issuer

     The Schedule 13D filed with the Securities and Exchange Commission on May 27, 2010 (the "Initial 13D"), by the Reporting Persons with respect to the shares of Common Stock, without par value (the "Shares"), issued by Mentor Graphics Corporation (the "Issuer"), is hereby amended to furnish the additional information set forth herein. All capitalized terms contained herein but not otherwise defined shall have the meanings ascribed to such terms in the Initial 13D.

Item 4. Purpose of Transaction.

     Item  4  of  the  Initial  13D  is  hereby  amended  to  add the following:

     On March 29, 2011, Carl C. Icahn delivered a letter to the board of directors of the Issuer, a copy of which is filed herewith as an exhibit and incorporated herein by reference.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN AND HIS AFFILIATES FROM THE STOCKHOLDERS OF MENTOR GRAPHICS CORPORATION FOR USE AT ITS 2011 ANNUAL MEETING WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF MENTOR GRAPHICS CORPORATION AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV.

Item 6. Contracts, Arrangements, Understandings or Relationship with Respect to Securities of the Issuer

     The information set forth above in Item 4 is incorporated herein by reference.

Item 7. Material to be Filed as Exhibits

     1. Letter dated March 29, 2011, from Carl C. Icahn to the board of directors of the Issuer.

                                   SIGNATURE

     After reasonable inquiry and to the best of each of the undersigned knowledge and belief, each of the undersigned certifies that the information set forth in this statement is true, complete and correct.

Dated:  March  29,  2011


ICAHN  PARTNERS  MASTER  FUND  LP
ICAHN  PARTNERS  MASTER  FUND  II  LP
ICAHN  PARTNERS  MASTER  FUND  III  LP
ICAHN  OFFSHORE  LP
ICAHN  PARTNERS  LP
ICAHN  ONSHORE  LP
BECKTON  CORP.
HOPPER  INVESTMENTS  LLC
BARBERRY  CORP.
HIGH  RIVER  LIMITED  PARTNERSHIP
     By:  Hopper  Investments  LLC,  general  partner

     By:  /s/  Edward  E.  Mattner
          ------------------------
          Name:  Edward  E.  Mattner
          Title:  Authorized  Signatory


ICAHN  CAPITAL  LP
     By:  IPH  GP  LLC,  its  general  partner
     By:  Icahn  Enterprises  Holdings  L.P.,  its  sole  member
By:  Icahn  Enterprises  G.P.  Inc.,  its  general  partner
IPH  GP  LLC
     By:  Icahn  Enterprises  Holdings  L.P.,  its  sole  member
By: Icahn Enterprises G.P. Inc., its general partner ICAHN ENTERPRISES HOLDINGS L.P.
     By: Icahn Enterprises G.P. Inc., its general partner ICAHN ENTERPRISES G.P. INC.

     By:  /s/  Dominick  Ragone
          ---------------------
          Name:  Dominick  Ragone
          Title:  Chief  Financial  Officer




/s/  Carl  C.  Icahn
--------------------
CARL  C.  ICAHN



         [Signature Page of Schedule 13D - Mentor Graphics Corporation]

EXHIBIT A
---------


                             FOR IMMEDIATE RELEASE

                       ICAHN COMMENTS ON MENTOR GRAPHICS

New York, New York, March 29, 2011
Contact: Susan Gordon (212) 702-4309

Carl C. Icahn announced today that the following letter has been delivered to the board of directors of Mentor Graphics Corporation:



                                 CARL C. ICAHN
                          767 Fifth Avenue, 47th Floor
                            New York, New York 10153


                                   March 29, 2011

VIA FEDERAL EXPRESS AND EMAIL
-----------------------------

Board of Directors
Mentor Graphics Corporation
8005 S.W. Boeckman Road
Wilsonville, OR 97070-7777

Gentlemen and Ladies:

     In the dark of night, just one day after its Board rejected our offer of $17 per share, on March 29, 2011, the Company announced that it is going to offer to sell, in a private placement to institutional investors, between $220 and $253 million of convertible debt. This news should outrage our fellow shareholders as it does us.

     The continual dilution of the Mentor Graphics common stockholder appears to be business as usual for the Company. On the one hand, the Company indicates that the price that we offered as a stalking horse bid for the Company is far too low and a sale of the Company to a strategic acquirer is too risky; on the other hand, it is choosing to issue securities convertible into stock that would dilute shareholders and make a tender offer or other acquisition proposal by a potential acquirer a great deal more difficult to accomplish.

     The real question is why is the Board doing this? Considering the Company's earnings forecast for its next fiscal year of $1.00 per share, we don't believe it is in the interest of stockholders to potentially issue more shares pursuant to this refinancing process and dilute shareholders. The Company should have used its earnings to retire this debt or, to the extent insufficient, borrowed money without any conversion features. This is an example of why the composition of the Board cries out for new blood - members who consider what is best for our fellow shareholders and are not satisfied with the status quo.

     Why would the Company do this? For the last seventeen years, the Company's share price has been in the doldrums. Walden Rhines has pocketed seventeen years of salaries and bonuses and the longstanding members of the Board of Directors have been unchallenged and keep re-nominating themselves and getting elected. It looks as though they are trying to ensure that they can keep the country club going for the next seventeen years while the shareholders may face continuing dilutive issuances by the Company.

     We strongly protest what you are doing. We have heard from other shareholders outraged by your convertible debt proposal. We encourage the existing Board of Directors to act in the interest of shareholders and drop this proposal and not enter into any financing that will act to derail an acquisition proposal. After seventeen years of a stock that has done nothing, isn't it time for the shareholders to be given every opportunity to determine if they want to sell their company rather than to have these opportunities sabotaged?

                                   Very truly yours,


                                   Carl C. Icahn



SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN AND HIS AFFILIATES FROM THE STOCKHOLDERS OF MENTOR GRAPHICS CORPORATION FOR USE AT ITS 2011 ANNUAL MEETING WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF MENTOR GRAPHICS CORPORATION AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN THE PRELIMINARY PROXY STATEMENT ON SCHEDULE 14A FILED BY CARL C. ICAHN AND HIS AFFILIATES WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 17, 2011.